Acquired Intangible Assets, Net	12 Months Ended
Dec. 31, 2012
ACQUIRED INTANGIBLE ASSETS, NET [Abstract]
Acquired Intangible Assets Disclosure

7. ACQUIRED INTANGIBLE ASSETS, NET

	December 31, 2011
	Gross carrying amount	Accumulated amortization	Intangible assets abandonment (Note 2(16))	Net carrying amount

Trademark	24,901,940	(2,386,436)	—	22,515,504
Technology	2,197,230	(601,623)	—	1,595,607
Customer list	1,464,820	(415,032)	(1,049,788)	—
Software technology	823,273	(507,685)	(315,588)	—
	29,387,263	(3,910,776)	(1,365,376)	24,111,111

	December 31, 2012
	Gross carrying amount	Accumulated amortization	Net carrying amount

Trademark	24,901,940	(3,631,533)	21,270,407
Technology	2,197,230	(915,513)	1,281,717
	27,099,170	(4,547,046)	22,552,124

Amortization expenses for the years ended December 31, 2010, 2011 and 2012 were $2,000,237, $1,787,796 and $1,558,987, respectively.

Following the Company’s business strategy adjustment during 2011, the Company appointed Shengyue as its primary agency for online advertising sales. As a result, the customer list intangible associated with the original business model was abandoned by the Company, and the unamortised balance was written off through general and administrative expenses.

In relation to the disposition of 80% of the equity interests in Yisheng (Note 2(1)(a)) during 2011, the software technology intangible assets related to Yisheng was fully impaired. The unamortised balance was written off through general and administrative expenses.

Assuming no subsequent impairment of the identified intangible assets recorded as of December 31, 2012, amortization expenses for the net carrying amount of intangible assets are expected to be as follows in future years.

2013	1,558,987
2014	1,558,987
2015	1,558,987
2016	1,558,987
2017 and later	16,316,176
22,552,124